Exhibit 21.1


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ENTITY NAME                                              STATE OF ORGANIZATION
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CORPORATIONS

Berkshire Apartments, Inc.                                          DE
BRI Altamonte-II, Inc.                                              DE
BRI Baltimore - 22, L.L.C.                                          MA
BRI Baltimore - 23, L.L.C.                                          MA
BRI Baltimore - 24, L.L.C.                                          MA
BRI Baltimore - 25, L.L.C.                                          MA
BRI Baltimore - 26, L.L.C.                                          MA
BRI Baltimore - 27, L.L.C.                                          MA
BRI Baltimore - 28, L.L.C.                                          MA
BRI Baltimore - 29, L.L.C.                                          MA
BRI Baltimore - 31, L.L.C.                                          MA
BRI Emerald, Inc.                                                   DE
BRI Essex House, L.L.C.                                             GA
BRI Foxglove Associates, L.L.C.                                     MD
BRI Gessner, Inc.                                                   DE
BRI Granite Run Associates, L.L.C.                                  MD
BRI Highlands, L.L.C.                                               GA
BRI Hunters Glen-II, Inc.                                           DE
BRI Huntington Chase-II, Inc.                                       DE
BRI Lodge, Inc.                                                     DE
BRI Newport-II, Inc.                                                DE
BRI Park Colony-Woodland-II, Inc.                                   DE
BRI Pines, L.L.C.                                                   GA
BRI Plantation Colony-II, Inc.                                      DE
BRI River Oaks-II, Inc.                                             DE
BRI River Parkway, L.L.C.                                           GA
BRI Texas Apartments-II, Inc.                                       AL
BRI Timbers-II, Inc.                                                DE
BRI Westchester, Inc.                                               DE

LIMITED PARTNERSHIP

BRI Altamonte Limited Partnership                                   DE
BRI Arborview Associates Limited Partnership                        MD
BRI Benchmark Limited Partnership                                   TX
BRI Calvert's Walk Associates Limited Partnership                   MD
BRI Commons Limited Partnership                                     TX
BRI Coventry Park Limited Partnership                               TX
BRI Diamond Ridge Associates Limited Partnership                    MD
BRI The Estates Limited Partnership                                 MD
BRI Fairbrook Associates Limited Partnership                        MD
BRI Florida Apartments Limited Partnership                          DE
BRI Fourth Rolling Road Associates Limited Partnership              MD


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BRI Gessner Limited Partnership                                     MD
BRI Harper's Mill Limited Partnership                               MD
BRI Henley Associates Limited Partnership                           MD
BRI Heritage Hill Limited Partnership                               MD
BRI Hunters Glen Limited Partnership                                DE
BRI Huntington Chase Limited Partnership                            DE
BRI Lamplighter Ridge Limited Partnership                           MD
BRI Lodge Limited Partnership                                       TX
BRI Newport Limited Partnership                                     DE
BRI Olde Forge Limited Partnership                                  MD
BRI OP Limited Partnership                                          DE
BRI OP Management Limited Partnership                               MA
BRI Park Colony-Woodland Limited Partnership                        DE
BRI Plantation Colony Limited Partnership                           DE
BRI The Point Limited Partnership                                   DE
BRI Ridgeview Chase Associates Limited Partnership                  MD
BRI River Oaks Limited Partnership                                  DE
BRI Second Kingswood Common Associates Limited Partnership          MD
BRI Southwest Apartments Limited Partnership                        DE
BRI Texas Apartments Limited Partnership                            DE
BRI Third Rolling Road Associates Limited Partnership               MD
BRI Timbers Limited Partnership                                     DE
BRI Washington Square Limited Partnership                           MD
BRI Westchester Limited Partnership                                 MD

GENERAL PARTNERSHIPS

BRI Countrywood General Partnership                                 TX
BRI Frederick Road Associates                                       MD
BRI Frederick Road II General Partnership                           MD
BRI Hidden Oaks Partnership                                         TX
BRI Lynn Lakes Arms General Partnership                             FL
BRI Plainfield Associates                                           MD
BRI Plainfield II General Partnership                               MD
BRI Purnell Associates                                              MD
BRI Purnell Associates II General Partnership                       MD
BRI Rolling Road Associates                                         MD
BRI Rolling Road II General Partnership                             MD
BRI Second Kingswood Common II General Partnership                  MD
BRI Second Rolling Road Associates                                  MD
BRI Second Rolling Road II General Partnership                      MD
BRI Seven Winds Operating Partnership                               FL
BRI Warren Park Associates                                          MD
BRI Warren Park II General Partnership                              MD
BRI Williston Associates                                            MD
BRI Williston II General Partnership                                MD
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